UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1.	Investment Company Act File Number: 811-24017

Date of Notification: 4/8/2026

2.	Exact name of investment company as specified in registration statement:

Capital Group KKR Multi-Sector+

3.	Address of principal executive office:

6455 Irvine Center Drive

Irvine, California 92618

A.	☒ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐ The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐ The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By: /s/ Michael R. Tom

Name: Michael R. Tom

Title: Secretary

CAPITAL GROUP KKR MULTI-SECTOR+

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU DO NOT WISH TO SELL SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE.

Dear Investor:	4/8/2026

This notice is to inform you of the upcoming quarterly repurchase offer by Capital Group KKR Multi-Sector+ (the “Fund”). If you have no need or desire to tender your shares for repurchase, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to investors because shares of the Fund, as a closed-end interval fund, are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to tender shares for repurchase. While the Fund does not impose a repurchase fee on shares accepted for repurchase by the Fund, your financial advisor or other financial intermediary may charge service fees for handling share repurchases. Please see the attached Repurchase Offer Statement, as well as the Fund’s currently effective Prospectus and Statement of Additional Information, or contact your financial advisor or other intermediary for additional information.

Any repurchase of shares by the Fund pursuant to this repurchase offer may be a taxable event. Consult your financial advisor or tax advisor for more information. Please understand that you are not obligated to do anything with your shares at this time.

This repurchase offer period begins 4/20/2026 and ends (unless suspended or postponed) at the time as of which the net asset value per share of the Fund’s shares is calculated (ordinarily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. Eastern Time (the “NYSE Close”)) on 5/20/2026 (the “Repurchase Request Deadline”). Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement and in accordance with the Fund’s currently effective Prospectus and Statement of Additional Information.

If you wish to tender your shares for repurchase during this repurchase offer period, you can do so in one of the following ways:

1.

If your shares are held at your financial advisor or other financial intermediary (“Authorized Intermediary”), please submit your repurchase request to your Authorized Intermediary or designee by the Repurchase Request Deadline. Such Authorized Intermediary or designee will be required to submit such orders to the Fund as promptly as practicable following the Repurchase Request Deadline and in any case before the close of business on the Repurchase Pricing Date. You may be charged a transaction or other fee by your Authorized Intermediary for this service. Certain Authorized Intermediaries may require additional information and may set times prior to the Repurchase Request Deadline by which they must receive all documentation they require.

2.

If you have a direct account held with the Fund (and as a result receive statements directly from American Funds Service Company®), or you hold shares of the Fund through a Capital Bank and Trust Company retirement account, please call American Funds Service Company at (800) 421-4225. In order to process your request, your phone call must be received in good order by the Fund’s transfer agent, American Funds Service Company, prior to the close of business on the Repurchase Request Deadline.

If you have any questions, please refer to the Fund’s currently effective Prospectus and Statement of Additional Information, which are available at www.capitalgroup.com, and the attached Repurchase Offer Statement, which contains additional important information about the repurchase offer, or contact your Authorized Intermediary.

We appreciate the opportunity to be a part of your investment program.

Cordially,

Capital Group KKR Multi-Sector+

CAPITAL GROUP KKR MULTI-SECTOR+

REPURCHASE OFFER STATEMENT

4/8/2026

1.

The Offer. Capital Group KKR Multi-Sector+ (the “Fund”) is offering to repurchase common shares of beneficial interest (the “Shares”) in an amount of up to 10% of the aggregate number of Shares issued and outstanding for the Fund (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below). Repurchases will be made at a price equal to the respective net asset value (“NAV”) of the applicable class of the Shares on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”) (expected to be the same as the Repurchase Request Deadline), upon the terms and conditions set forth herein, and in accordance with the Fund’s currently effective Prospectus and Statement of Additional Information, which terms constitute the “Offer.” All classes of Shares of the Fund are considered to be a single class for the purposes of allocating repurchases under the Offer.

The purpose of the Offer is to provide some liquidity to investors because Shares of the Fund, as a closed-end interval fund, are not redeemable daily for cash and are not traded on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your financial advisor or other financial intermediary (“Authorized Intermediary”), such Authorized Intermediary may charge a transaction or other fee for submitting a repurchase request for you.

2.	Net Asset Value. The per share NAV of each class of Shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on 4/1/2026 was as follows:

Class A Shares: $10.07

Class A-2 Shares: $10.07

Class A-3 Shares: $10.07

Class F-2 Shares: $10.07

Class F-3 Shares: $10.07

Class R-6 Shares: $10.07

You must decide whether to tender Shares for repurchase prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase each class of the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request. Please visit www.capitalgroup.com for the Fund’s most current NAVs per share.

3.

Repurchase Request Deadline. All repurchase requests from direct investors must be received in proper form before the time as of which the NAV of each class of Shares is calculated (ordinarily as of the close of the New York Stock Exchange, which is ordinarily 4:00 p.m. Eastern Time (the “NYSE Close”))[1] on 5/20/2026 (the “Repurchase Request Deadline”). If you hold your Shares through an Authorized Intermediary, you will need to ask your Authorized Intermediary to submit your repurchase request for you. Your Authorized Intermediary will tender your Shares to the Fund on your behalf. Please submit your repurchase request to your Authorized Intermediary or designee by the Repurchase Request Deadline or such other deadline that may be imposed by your Authorized Intermediary or designee. Such Authorized Intermediary or designee will be required to submit such orders to the Fund as promptly as practicable following the Repurchase Request Deadline and in any case before the close of business on the Repurchase Pricing Date.

1 See “11. Net Asset Value and Suspension or Postponement of Repurchase Offer” below for additional information regarding computation of the Fund’s NAV.

4.

The Repurchase Request Deadline will be strictly observed. If your repurchase request is not submitted in good order by the Repurchase Request Deadline, you will be unable to tender your Shares for repurchase to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted. If your Authorized Intermediary or designee will submit your repurchase request, you should submit your request to the Authorized Intermediary in the form requested by the Authorized Intermediary by the Repurchase Request Deadline or such other deadline that may be imposed by your Authorized Intermediary or designee. If your Authorized Intermediary or designee is unable or fails to submit your request to the Fund in a timely manner, or if you fail to timely submit your request to your Authorized Intermediary or designee, you will be unable to tender your Shares for repurchase to the Fund until a subsequent repurchase offer, and your request for that offer would need to be resubmitted.

You may withdraw or change your repurchase request at any point prior to the Repurchase Request Deadline as described in paragraph 9 below. It is expected that the repurchase request deadline for the next quarterly repurchase offer after the offer described herein will be on 8/19/2026.

5.

Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline. In any event, the NAV per Share for the Offer must be determined no later than fourteen (14) days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share for the Fund will fluctuate between those dates.

6.

Payment for Shares Repurchased. The Fund expects to distribute payment to investors within three (3) business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after the Repurchase Pricing Date.

7.

Increase in Number of Shares Repurchased. If investors tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

8.

Pro Rata Repurchase. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if investors tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. However, the foregoing will not prohibit the Fund from accepting all Shares tendered for repurchase by investors who own less than one hundred (100) Shares and who tender all of their Shares, before prorating Shares tendered by other investors; provided that if you hold your Shares through an Authorized Intermediary, your Authorized Intermediary may not be willing or able to arrange for this treatment on your behalf. If proration is necessary, the Fund generally expects to inform investors or their Authorized Intermediary, as applicable, of the proration within one (1) business day following the Repurchase Request Deadline. Except as otherwise set forth herein, the number of Shares each investor asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in the Offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some investors may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration. There is no assurance that you will be able to tender your Shares when or in the amount that you desire.

9.

Modification or Withdrawal of Shares to be Repurchased. If your Shares are held at your Authorized Intermediary, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to your Authorized Intermediary or designee or such other deadline that may be imposed by your Authorized Intermediary or designee. In the event you decide to modify or withdraw your repurchase request, you should provide your Authorized Intermediary or designee notice by the Repurchase Request Deadline or by any applicable earlier deadline. If you have a direct account held with the Fund, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to American Funds Service Company®. Investors who hold shares of the Fund through a Capital Bank and Trust Company retirement account should call American Funds Service Company at (800) 421-4225 to request a modification or withdrawal of shares to be repurchased.

10.

Repurchase Fees. The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in the Offer. If your Shares are held at your Authorized Intermediary, the intermediary may charge transaction or other fees in connection with your repurchase request.

11.

Contingent Deferred Sales Charge. Unless eligible for a waiver, investors who purchased $500,000 or more of Class A Shares of the Fund (and, thus, paid no initial sales charge) will be subject to a 0.75% contingent deferred sales charge (“CDSC”) if the shares are repurchased by the Fund within 18 months of their purchase. Additionally, unless eligible for a waiver, investors who purchased $250,000 or more of Class A-2 shares of the Fund (and, thus, paid no initial sales charge) will be subject to a 1.00% CDSC if the shares are repurchased by the Fund within 12 months of their purchase.

The CDSC on Class A and Class A-2 shares of each Fund, as applicable, may be reduced or waived under certain circumstances and for certain categories of investors. You should review the Fund’s currently effective Prospectus and Statement of Additional Information and contact your Authorized Intermediary for additional information. Class A-3, Class F-2, Class F-3 and Class R-6 shares are not subject to a CSDC.

12.

Net Asset Value and Suspension or Postponement of Repurchase Offer. The NAV of the Shares of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets less liabilities by the total number of Shares outstanding. The NAV per Share is calculated once daily as of the close of the NYSE, normally 4 p.m. Eastern Time, each day that the NYSE is open. If the NYSE makes a scheduled (for example, the day after Thanksgiving) or an unscheduled close prior to 4 p.m. Eastern Time, the NAV of the Shares of the Fund will be determined at approximately the time the NYSE closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the NYSE but are as of a later time (up to approximately 4 p.m. Eastern Time), for example because the market remains open after the close of the NYSE, those later market quotations and prices will be used in determining the Fund’s NAV. If the NYSE is closed on a day it would normally be open for business, the NAV of the Shares will typically be calculated on the following business day that the NYSE is open.

The Fund may suspend or postpone the Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see “Certain U.S. Federal Income Tax Consequences” below); (B) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors of the Fund. You will be notified if your Fund suspends or postpones the Offer.

13.

Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from investors pursuant to the Offer. This summary is based on U.S. federal income tax law as of the date the Offer begins, including the Code, applicable U.S. Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. Investors should review the tax information in the Fund’s currently effective Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

For U.S. federal income tax purposes, an investor whose Shares are purchased pursuant to the Offer generally will be treated as having sold such Shares and will recognize gain or loss on such sale. Any gain or loss recognized will be treated as a capital gain or loss by investors who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than twelve (12) months.

Under the “wash sale” rules under the Code, provided the purchase of Shares pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares repurchased pursuant to the Offer will ordinarily be disallowed to the extent the investor acquires other shares of the Fund or substantially identical stock or securities within thirty (30) days before or after such purchase and, in that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Withholding. The Fund is generally required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. In addition, there may be additional withholding with regard to non-U.S. investors. Investors should consult “Taxes and distributions” in the Fund’s currently effective Statement of Additional Information for further details. All investors are urged to consult their tax advisers regarding the specific tax consequences of participating in the Offer in light of their particular situations as well as any consequences arising under the laws of any state, local or non-U.S. jurisdiction.

14.

Requests for Repurchase in Proper Form. All questions as to the validity, form, eligibility (including time and receipt) and acceptance of Shares tendered for repurchase will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund or its transfer agent, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or investor(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares for repurchase will not be deemed to have been made until the defects or irregularities have been cured or waived.

Neither the Fund nor its principal underwriter, investment adviser, transfer agent, or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

Neither the Fund, nor any of the Fund’s Board of Trustees, Capital Client Group, Inc., American Funds Service Company, Capital Bank and Trust Company or Capital Research and Management Company, or any affiliates of the foregoing, make any recommendation to any investor as to whether to tender or refrain from tendering Shares for repurchase or any particular amount of Shares. Each investor must make an independent decision whether to tender Shares for repurchase and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether investors should tender Shares for repurchase pursuant to the Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s currently effective Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates. For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s currently effective Prospectus and Statement of Additional Information, please visit www.capitalgroup.com.

Date: 4/8/2026

Capital Group KKR Public-Private Solutions
Request to Repurchase Shares
Important information:
DO NOT use this form for Capital Bank and Trust Company retirement accounts.
In lieu of submitting this form, you may request a repurchase by calling us at (800) 421-4225, ext. 84.
If the request to repurchase shares is due to the death of the account owner, you must also complete the Transfer/Registration Change Request.
Any tax questions resulting from this request to repurchase shares should be directed to your tax advisor.
The request to repurchase shares must be submitted in good order, whether by mail or by phone, by the Repurchase Request Deadline indicated on the applicable Notice of Quarterly Repurchase Offer.
1 Your account information
Account registration Account number
Address City State ZIP ( )
Email address* Daytime phone *Your privacy is important to us. For information on our privacy policies, visit www.capitalgroup.com.
2 Repurchase request Notes:
The cost basis method currently on file for this account will be used. To change the cost basis method, obtain and complete a Cost Basis Update Request, or access your account at www.capitalgroup.com prior to submitting this request.
A request to repurchase shares, as designated below, is made at a price equal to their net asset value on the repurchase pricing date.
This quarterly repurchase offer is limited to a specified percentage of a fund’s outstanding shares, as detailed in the fund’s prospectus.
If the offer is oversubscribed, the fund may not purchase the full amount of the shares pursuant to this repurchase request, in which case the fund will repurchase shares on a pro rata basis or otherwise as described in the notification of repurchase offer.
Please ensure that the repurchase of shares will not reduce any fund balance below the established fund minimums that must be met and maintained. The fund minimums are $1,000 each for closed-end interval funds, except for accounts with F-3 shares held and serviced by American Funds Service Company® (AFS), in which case the minimum investment amount is $1 million. If the repurchase of shares results in a fund balance below the established fund minimums, the fund reserves the right to repurchase the shares and close the account.
Fund name
Amount
Number of shares
Percentage
Capital Group KKR Core Plus+
$
OR
OR
%
Capital Group KKR Multi-Sector+
$
OR
OR
%
Total
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3 Delivery instructions
Capital Group KKR Public-Private Solutions
Request to Repurchase Shares
Select one of the options below. A signature guarantee may be required. See Section 5.
A. Send proceeds to me. Specify the method of delivery and provide bank information in Section 4 (if applicable). Method of delivery:
Check to my address of record
Automated Clearing House (ACH) to my bank account
Wire to my bank account ($1,000 minimum. A signature guarantee is required in Section 5.)
B. Send proceeds to a third party. Specify the method of delivery and provide the payee name and address below. Provide bank information in Section 4 (if applicable). A signature guarantee is required in Section 5.
1. Method of delivery:
Check payable to someone other than the account owner or mailed to an address other than the address of record Automated Clearing House (ACH) to a third-party bank account
Wire to third party
2. Payee name and address:
Name of payee
Address City State ZIP
Note: You must provide a physical address (no P.O. boxes) for third-party wire requests.
Bank information — For ACH or a wire
Attach an unsigned, voided check below. The check you attach must be preprinted with the bank name, registration, routing number and account number. Please do not staple. Read the signature guarantee requirements in Section 5.
Important: The bank information you provide here will be kept on file for future ACH requests. You will receive an acknowledgment as confirmation. If you do not want this information retained and available for future ACH distribution requests, decline here. You may cancel the ACH option at any time online at www.capitalgroup.com or by calling us at (800) 421-4225.
Note: In lieu of a check, submit a preprinted bank document, such as an account statement or letter on your bank’s letterhead, providing your information.
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Request to Repurchase Shares
Authorization for repurchase of shares/signature guarantee
All owners must sign in this section. If a signature guarantee is required, this form must be mailed.
I authorize the repurchase of shares as indicated in Section 2. If I have agreed to allow Capital Group/American Funds to retain bank information for future ACH requests, I authorize AFS, upon request via phone, fax, or any other means utilizing telecommunications, including wireless or any other type of communication lines by authorized persons with appropriate account information, to 1) accept fund shares for repurchase from this account and deposit the proceeds into the bank account identified on this document; and/or 2) secure payments from the bank account into this account. I authorize the bank to accept any such credit or debit to my account without responsibility for its correctness.
If this document is signed electronically, I consent to be legally bound by this document and subsequent terms governing it. The electronically signed copy of this document should be considered equivalent to a printed form in that it is the true, complete, valid, authentic and enforceable record of the document, admissible in judicial or administrative proceedings. I agree not to contest the admissibility or enforceability of the electronically stored copy of this document. A copy of this document will be made available to me as required.
This document may not be signed using Adobe Acrobat Reader’s “fill and sign” feature.
X / /
Name of fund account owner, trustee, custodian or guardian (print)
Signature of fund account owner, trustee, custodian or guardian
Date (mm/dd/yyyy) X  / /
Name of fund account co-owner (if applicable) (print) Signature of fund account co-owner Date (mm/dd/yyyy)
A signature guarantee is required if any of the following apply:
The proceeds are deposited into a bank account not currently associated with a withdrawal option that has been on the account for at least 10 calendar days.
The proceeds are wired to a bank account.
The check is payable to a third party or mailed to an address that is different than your address of record.
The check is mailed to your address of record and the address has changed in the last 10 calendar days.
The withdrawal amount is more than $250,000.
If required, signatures must be guaranteed by a bank, savings association, credit union, member firm of a domestic stock exchange or the Financial Industry Regulatory Authority that is an eligible guarantor institution. A notary public is NOT an acceptable guarantor. The guarantee must be in the form of a stamp or a typewritten or handwritten guarantee that is accompanied by a raised corporate seal.
Stamp signature or medallion guarantee here. Stamp signature or medallion guarantee here.
If mailing, choose the service center for your state. Mail the form to the Indiana Service Center if you live outside the U.S.
American Funds Service Company
P.O. Box 6007
Indianapolis, IN 46206-6007
Overnight mail address 12711 N. Meridian St. Carmel, IN 46032-9181
American Funds Service Company
P.O. Box 2280
Norfolk, VA 23501-2280
Overnight mail address 5300 Robin Hood Rd. Norfolk, VA 23513-2430
Investor upload www.capitalgroup.com/submit
Financial professional upload www.capitalgroup.com/upload
Fax (888) 421—4351

For more information, contact your financial professional, visit www.capitalgroup.com or call us at (800) 421-4225, ext. 84.
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